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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 20, 1998

                            AT&T CAPITAL CORPORATION

A Delaware                 Commission File             I.R.S. Employer
Corporation                  No. 1-11237               No. 22-3211453

               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000




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                                                      Form 8-K February 20, 1998

Item 5. Other Events.

        On February 9, 1998, AT&T Capital Corporation (the "Company"), an indirect wholly-owned subsidiary of Newcourt Credit Group Inc. ("Newcourt"), and Newcourt entered into a Support Agreement (the "Support Agreement") for the benefit of AT&T Capital debt holders. A copy of the Support Agreement was previously filed with the Securities and Exchange Commission (AT&T Capital's Current Report on Form 8-K dated February 9,1998).

        On February 20, 1998 the Company entered into an agreement pursuant to which it will guarantee (the "Guarantee") the payment of certain indebtedness and liquidity facilities issued, guaranteed or entered into by Newcourt, (as amended, supplemented, restated or replaced, collectively, the "Debt Securities") for the timely benefit of the holders of the Debt Securities (collectively, the "Noteholders"). A copy of the Guarantee is filed as Exhibit 10 hereto.

        The Debt Securities (as in existence on February 27, 1998) are listed in
Exhibit 99 hereto. As noted in such exhibit, the outstanding principal amount of the Debt Securities (consisting of Debt Securities issued by Newcourt and Debt Securities issued by certain subsidiaries of Newcourt and guaranteed by Newcourt) at February 27, 1998 aggregated approximately US $1.4 billion (Cdn $1.9 billion).

        Because the Guarantee is anticipated to cover future indebtedness under various documents evidencing or relating to the Debt Securities, as well as amendments, supplements, restatements or replacements of or to the Debt Securities, the aggregate outstanding principal amount of the Debt Securities to be covered by the Guarantee is expected to increase in the future.

        The Company's obligations under the Guarantee are anticipated to represent an irrevocable and unconditional guarantee of the due and punctual payment to the Noteholders, on demand, whether at stated maturity or otherwise, of all debts, liabilities and obligations of Newcourt under the Debt Securities, including present and future, direct and indirect, absolute and contingent and matured and unmatured debts, liabilities and obligations. The liability of the Company under the Guarantee is anticipated to be unlimited as to amount and to be absolute and unconditional irrespective of any conditions or circumstances that might otherwise constitute a defense available to the Company or Newcourt, including any defense based on the lack of validity or the unenforceability of the Debt Securities or any defense or counterclaim available to Newcourt.



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                                                      Form 8-K February 20, 1998

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

               10. Guarantee dated February 20, 1998 made by AT&T Capital Corporation.

               99. Listing of Certain Debt Securities of Newcourt Credit Group Inc. as of February 27, 1998.





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                                                      Form 8-K February 20, 1998

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AT&T CAPITAL CORPORATION

                                       By: Glenn A. Votek
                                          --------------------
                                           Glenn A. Votek
                                           Vice President and
                                           Treasurer

March 11, 1998



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                                                      Form 8-K February 20, 1998

                                  EXHIBIT INDEX

        Exhibit

               10. Guarantee dated February 20, 1998 made by AT&T Capital Corporation.

               99. Listing of Certain Debt Securities of Newcourt Credit Group Inc. as of February 27, 1998.




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